EXHIBIT 99.5

Press Release
www.shire.com

Director/PDMR Shareholding

December 14, 2018 - Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Bill Mordan
2.	Reason for the notification
a)	Position / status	General Counsel and Company Secretary - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 100% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	8,853
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	3,983
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Joanne Cordeiro
Reason for the notification
a)	Position / status	Chief Human Resources Officer - PDMR
b)	Initial notification / amendment	Initial notification
Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on May 1, 2018.  In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 100% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	12,050
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	5,420
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 100% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	494
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	224

d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
8.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on August 24, 2017. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP, vesting of the RSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 9. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	1,410
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
9.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 8. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	633
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
10.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068

b)	Nature of the transaction
Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 28, 2017. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP, vesting of the RSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 11. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	104
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
11.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 10. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	47
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
12.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP, vesting of the RSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.
 (Details of related disposal of ADSs are referenced in section 13. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	173
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018

f)	Place of the transaction	N/A
13.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 12. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	79
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Perry Sternberg
2.	Reason for the notification
a)	Position / status	Head of US Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on August 5, 2016. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP, vesting of the RSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.
 (Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	1,011
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	388
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Restricted Stock Units (“RSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP, vesting of the RSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the RSUs from the award date to the date of vesting.
 (Details of related disposal of ADSs are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	441
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of RSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the RSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	133
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ

8.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 26, 2016. In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 100% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposals of ADSs are referenced in sections 10. and 11. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	1,260
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
9.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on February 28, 2017.  In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 87% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposals of ADSs are referenced in sections 10. and 11. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	7,790
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
10.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted

a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in sections 8 and 9. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	3,940
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
11.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in sections 8. and 9. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$175.1500	91
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 13, 2018
f)	Place of the transaction	NASDAQ

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated with them (“PCA”)
a)	Name	Matt Walker
2.	Reason for the notification
a)	Position / status	Head of Technical Operations - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068

b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on May 1, 2018.  In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 100% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 5. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	12,665
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 4. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	5,652
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ
6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Receipt of ADSs following the vesting of Performance Stock Units (“PSUs”) awarded under the Shire Long Term Incentive Plan 2015 (“LTIP”) on May 2, 2016.  In accordance with:
(i) the Co-Operation Agreement between the Company and Takeda Pharmaceutical Company Limited dated May 8, 2018, and the rules of the LTIP:
a. 100% of the PSUs vested pursuant to applicable performance conditions;
b. vesting of the PSUs was accelerated relative to the normal vesting date; and
(ii) the rules of the LTIP, upon vesting the number of ADSs to be delivered was increased by an amount equivalent to the value of dividends paid by the Company in respect of the PSUs from the award date to the date of vesting.
(Details of related disposal of ADSs are referenced in section 7. below.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	3,292

d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	N/A
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction
Automated disposal of ADSs in relation to the vesting of PSUs referenced in section 6. above. The proceeds of this disposal were used to satisfy personal tax liabilities arising from the vesting of the PSUs.

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$169.6625	983
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	December 11, 2018
f)	Place of the transaction	NASDAQ

Oliver Strawbridge
Senior Assistant Company Secretary
For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 41 288 41 29
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Scott Burrows	scott.burrows@shire.com	+41 41 288 4195

Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire

Shire is the global biotechnology leader serving patients with rare diseases and specialized conditions. We seek to push boundaries through discovering and delivering new possibilities for patient communities who often have few or no other champions. Relentlessly on the edge of what’s next, we are serial innovators with a diverse pipeline offering fresh thinking and new hope. Serving patients and partnering with healthcare communities in over 100 countries, we strive to be part of the entire patient journey to enable earlier diagnosis, raise standards of care, accelerate access to treatment, and support patients. Our diverse portfolio of therapeutic areas includes Immunology, Hematology, Genetic Diseases, Neuroscience, Internal Medicine, and Ophthalmics.

Championing patients is our call to action - it brings the opportunity - and responsibility - to change people’s lives.

www.shire.com